EXHIBIT 10.102

                               G U A R A N T E E


       THIS GUARANTEE AGREEMENT (this "Guarantee") dated November 28th, 1995 made by READING & BATES CORPORATION, a Delaware corporation with offices at 901 Threadneedle, Suite 200, Houston, Texas 77079 (hereinafter called the "Guarantor"), in favor of CHRISTIANIA BANK OG KREDITKASSE, a Norwegian banking corporation, acting through its New York branch, as agent for the Lenders party to the Credit Agreement described below (hereinafter called the "Agent"),

                             W I T N E S S E T H :

        WHEREAS, (i) Reading & Bates Drilling Co. (hereinafter called "R & B Drilling") and Reading & Bates Exploration Co. (hereinafter called "R & B Exploration" and together with R&B Drilling collectively called the "Borrowers"), each an Oklahoma corporation, as joint and several borrowers, (ii) the Guarantor (hereinafter together with the Borrowers collectively called the "Companies"), (iii) the Lenders (as such term is defined in the Credit Agreement) and (iv) the Agent have entered into a Credit Facility Agreement dated as of November 16, 1995 (hereinafter as at any time amended called the "Credit Agreement"), whereby the Lenders have agreed to make available to the Borrowers (i) a US$45,000,000 reducing revolving credit facility (the "Revolving Credit Facility") for general corporate purposes and (ii) a US$10,000,000 standby letter of credit facility (the "Standby Letter of Credit Facility", and together with the Revolving Credit Facility, the "Credit Facility") for issuance of standby letters of credit in the ordinary course of business and to back up standby letters of credit issued by ING Bank which are outstanding on the date hereof.

        WHEREAS, concurrently herewith the Borrowers and Wilmington Trust Company, a Delaware banking corporation as indenture trustee (hereinafter the "Indenture Trustee"), are entering into an Indenture of Trust dated as of November 16, 1995, with respect to certain security held by the Indenture Trustee for the benefit of the Lenders;

        WHEREAS, R&B Drilling is a wholly-owned corporate subsidiary of the Guarantor;

        WHEREAS, R&B Exploration is a wholly-owned corporate subsidiary of R & B Drilling;

        WHEREAS, the Lenders require that the Guarantor execute and deliver this Guarantee as a condition of their willingness to enter into the Credit Agreement and to make the Credit Facility available thereunder;

        NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Lenders to enter into the Credit Agreement and to make the Credit Facility available to the Borrowers, the Guarantor hereby agrees as follows:

        1.    The   Guarantor   hereby   irrevocably   and   unconditionally
  guarantees to the Lenders, their successors and assigns, as primary obligor and not as surety merely, the due and faithful payment of all amounts due under the Credit Agreement, including, without limitation, the due and punctual payment when due (whether at the stated maturity or by acceleration or otherwise), of all indebtedness, obligations and liabilities of each of the Borrowers and each of their respective successors and assigns to the Agent or the Lenders now existing or hereafter incurred, arising out of or in connection with the Credit Agreement, the Note and the Security Documents (as such terms are defined in the Credit Agreement) (all such agreements, covenants, conditions, indebtedness, obligations and liabilities being hereinafter called the "Obligations") together with any and all expenses which may be paid or incurred by the Agent and the Lenders in collecting any or all of the Obligations and/or in enforcing any rights hereunder, and the due and faithful performance by the Borrowers and each of their respective successors and assigns and their due and faithful observance of and compliance with all of the agreements, covenants and conditions to be performed by the Borrowers, as provided in the Credit Agreement, as the same may hereafter be amended and supplemented.

        2. Notwithstanding any payment or payments hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agent or the Indenture Trustee or the Lenders against the Borrowers or any collateral security held by the Agent for the payment of the Obligations of the Borrowers until all amounts owing by the Borrowers to the Lenders are paid in full.

        3. The Guarantor consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it: (i) the obligations and liabilities of the Borrowers and any other party or parties for or upon any of the Obligations, or any collateral security or guarantee therefor or right of off-set with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Agent at the direction of the Agent; (ii) any and all collateral security at any time held by the Agent for payment of the Obligations may be sold, exchanged or released, all without notice to or further assent by the Guarantor, who will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, sale or exchange or release; and
  (iii) the covenants and agreements of the Borrowers contained in the Credit Agreement, the Note and the Security Documents may at any time be amended, modified, supplemented or terminated in whole or in part, from time to time without impairing, abridging, releasing or affecting the obligations of the Guarantor hereunder.

        4. The Guarantor waives any and all notice of the acceptance of this Guarantee, and any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of the reliance by the Agent or the Lenders upon this Guarantee. The Obligations shall conclusively be deemed to have been created, contracted and incurred in reliance upon this Guarantee, and all dealings between the Companies and the Agent or the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon it with respect to the Obligations or any of them.

        5. This is a continuing, absolute and unconditional guarantee of payment and performance without regard to the regularity or enforceability of the Credit Agreement or any of the Obligations or any collateral security or guarantee therefor or rights of off-set with respect thereto and without regard to any defense, off-set or counterclaim which may at any time be available to or be asserted by any of the Companies against the Agent or the Lenders and which constitutes, or which might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or the obligations of the Guarantor under this Guarantee, in bankruptcy or in any other instance, and the provisions of this Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor, its successors and assigns thereof and inure to the benefit of the Agent and the Lenders, their successors, endorsees, transferees and assigns thereof, until all of the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full. This Guarantee shall be joint and several with any guarantee given by any other guarantor with respect to the Obligations or any of them. All rights and remedies of the Agent or the Lenders hereunder and under the Credit Agreement shall be cumulative and may be exercised singly or concurrently.

        6. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must be restored or returned by the Agent or the Lenders upon the insolvency, bankruptcy or reorganization of any of the Companies or otherwise, all as though payment had not been made.

        7.    The Guarantor hereby represents, warrants and covenants that:

              (a) This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights and general equitable principles.

              (b) The Guarantor is and shall remain a corporation duly organized and validly existing in good standing under the laws of Delaware; the Guarantor has full power, authority and legal right to execute, deliver and perform its obligations under this Guarantee and it has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guarantee.

              (c) The execution, delivery and performance of this Guarantee and the other instruments and agreements herein and in the Credit Agreement will not violate any provision of law or any rule, regulation, order or decree of any court, tribunal or governmental authority, bureau, or agency, or of the charter or by-laws or other corporate rules of the Guarantor, or any indenture, contract or other undertaking to which the Guarantor is a party or which purports to be binding upon it or any of its assets, and will not result in the creation or imposition of any security interest, lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

              (d) The Obligations of the Guarantor under this Guarantee are unconditional and irrevocable and shall rank pari passu with all other liabilities of the Guarantor for borrowed money or for
        obligations  that   have  become  the   direct  obligations  of  the
        Guarantor.

              (e) All necessary consents, licenses, approvals, authorizations of, and registrations or declarations with, any governmental authority, bureau or agency required in connection with the execution, delivery, performance, validity and enforceability of this Guarantee have been obtained and are in full force and effect.

              (f) No consent or approval of any creditor is required as a condition to the validity of this Guarantee or any of the transactions contemplated hereby, except as shall have been obtained by the Guarantor.

              (g) The Guarantor is not in default in the payment or performance of any of its material obligations or any of the material covenants or conditions to be performed pursuant to the terms and provisions of any loan or credit agreement or mortgage, indenture, or security agreement, to which it is a party or by which it may be bound.

              (h) There are no actions, suits or proceedings before any court, tribunal or governmental body pending or threatened (i) with respect to any of the transactions contemplated by this Guarantee or
        (ii) against or affecting the Guarantor or any of its assets, which could reasonably be expected to result in any material adverse change in the business condition (financial or otherwise) of the Guarantor. The Guarantor has not been charged with any material violation of or material default under any statute, decree, rule, regulation, writ or order of any court or any administrative order.

        8. Any and all amounts required to be paid by the Guarantor hereunder shall be paid in lawful money of the United States of America by wire transfer to The Bank of New York, New York, New York (ABA No.
  021000018) for credit to the account of Christiania Bank, New York, New York (Account No. 8026120277) or to such other place as the Agent may from time to time direct without set-off or counterclaim and free from, clear of and without deduction for any Taxes which Borrowers are required to pay, or indemnify the Lenders, under the terms of the Credit Agreement, provided, however, that if the Guarantor shall at any time be required by law to withhold or deduct any such Taxes from any amounts payable to the Lenders hereunder, then the Guarantor shall (1) pay directly to the relevant taxing authority the full amount required to be deducted or withheld, (2) pay to the Agent for the account of the Lenders such additional amounts in Dollars as may be necessary to ensure that the net amounts received by each Lender shall equal the full amounts such Lender would have received if such withholding or deduction were not required, and (3) promptly send to the Agent an official receipt or other documentary evidence satisfactory to the Agent evidencing such payment to such authority. The Guarantor covenants and agrees that it will take all action necessary or appropriate to obtain any license or consent which may be or become necessary in order to assure the availability of United States Dollars for all payments of the obligations of the Guarantor under this Guarantee.

        9. No failure to exercise and no delay in exercising on the part of the Agent of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies of the Agent hereunder and under the Credit Agreement and any collateral security, document or guarantee therefor shall be cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies permitted by law.

        10. None of the terms or provisions of this Guarantee may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent, and this Guarantee and the rights, obligations and liabilities of the parties hereunder shall be governed by, and shall be construed and interpreted in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of law.

        11. If for the purpose of obtaining judgment in any court in any country it becomes necessary to convert into any other currency (hereinafter called a "Judgment Currency") any amount payable under this Guarantee, then such conversion shall be made at the Rate of Exchange (as hereinafter defined) prevailing one Banking Day (as hereinafter defined) before the day on which judgment is given. For this purpose "Rate of Exchange" means the rate at which the Agent is able on the relevant date of conversion to purchase the relevant amount payable under this Guarantee with the Judgment Currency. "Banking Day" means a day on which commercial banks are open for business in New York, New York, Oslo, Norway and London, England. In the event that there is a change in the Rate of Exchange prevailing between the Banking Day before the day on which the judgment is given and the actual date of payment of the amount due, the Guarantor shall pay such additional and/or lesser amounts as the case may be (if any) as may be necessary to ensure that the amount thus paid on such date is the amount in the Judgment Currency which when computed at the Rate of Exchange prevailing on the date of payment is the amount then due and payable under this Guarantee in United States Dollars before conversion into the Judgment Currency was made. Any amount due from the Guarantor under this paragraph shall be due and payable as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guarantee.

        12. The Guarantor hereby agrees that any legal action or proceeding with respect to this Guarantee, or to enforce any judgment obtained against the Guarantor may be brought by the Agent in the courts of the State of New York located in New York, New York or in the United States Federal courts sitting in the Southern District of New York, as the Agent may elect; and by execution and delivery of this Guarantee, the Guarantor irrevocably submits to each such jurisdiction and service of process may be made as provided by law.

        With respect to any such action or proceeding within the jurisdictions of the courts of the State of New York located in New York, New York and of the United States Federal courts sitting in the Southern District of New York, the Guarantor hereby irrevocably consents to the service of process out of said New York or United States courts in any such action or proceeding by the mailing thereof by United States registered mail to the Guarantor at c/o Prentice Hall Corporation, 500 Central Avenue, Albany, New York 12206-2290. Final judgment against the Guarantor (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Guarantor) in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on such judgment.

        Nothing herein shall be deemed to preclude or in any way limit the right of the Agent to sue or take any action against the Guarantor in any tribunal wherever located having jurisdiction over the Guarantor or any of its assets.

        IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guarantee this ___ day of November, 1995.

                                            READING & BATES CORPORATION

                                            By ______________________
                                               Its:



  The undersigned hereby accepts
  the foregoing Guarantee.

  CHRISTIANIA BANK OG KREDITKASSE
  acting through its New York branch,
  as Agent


  By ______________________________________
     Name:
     Title:


  By ______________________________________
     Name:
     Title:

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                          ACKNOWLEDGEMENT OF GUARANTEE

  STATE OF NEW YORK       )
                          )  s.s.
  COUNTY OF NEW YORK      )


        On this 28 day of November, 1995, before me personally came Tim W. Nagle to me known who being by me duly sworn did depose and say that he resides at 13307 Tosca, Houston, Texas, that he is the Executive Vice President, Finance and Administration for the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of Reading & Bates Corporation.


                                      _________________________
                                             Notary Public